Exhibit 10.10.1

ATTACHMENT B

Revisions to Power Contracts

Connecticut Yankee Atomic Power Company	First Revised Sheet No. 19
Rate Schedule FERC No. 10

Appendix B

Schedule of Decommissioning Collections'

(Annual Collections in $000’s)

Year	Amount
2004	16,742
2005	93,002
2006	93,002
2007	37,171
2008	37,171
2009	34,671[2]
2010	39,671[3]
2011	43,421
2012	43,421
2013	43,421
2014	43,421
2015	46,204

1/Payable in equal monthly installments.

2/ If the NRC issues an amendment to Connecticut Yankee's operating license reducing the licensed property to an area necessary to support the independent spent fuel storage facility ("License Termination Amendment") by January 1, 2008, this amount shall be $37,171.

3/ If the NRC issues the License Termination Amendment by January 1, 2009, this amount shall be $42,171.

Issued By:	Michael E. Thomas	Effective: January 1, 2007
Vice President and
Chief Financial Officer
Connecticut Yankee Atomic Power Company
Issued On:	August 15, 2006

Connecticut Yankee Atomic Power Company	Original Sheet No. 19A
Rate Schedule FERC No. 10

The decommissioning charges set forth in the table above shall be subject to adjustment as set forth below:

1.

The decommissioning charges set forth in the table above shall be subject to adjustment following the NRC's issuance of a License Termination Amendment, in accordance with an informational filing submitted by Connecticut Yankee in the event that Connecticut Yankee and all Signatories to the settlement agreement approved by the Commission in Docket Nos. ER04-981-000 and EL04-109-000 (not consolidated) agree upon the adjustments. appropriate to reconcile actual and projected costs of completing the decontamination and dismantlement of the Plant, beginning with the charge due for the first month beginning at least 30 days after the submission of the informational filing.

2.

Commencing on January 1, 2007, the decommissioning charges set forth in the table above shall be subject to adjustment for differences, if any, between the actual earnings of investments in Connecticut Yankee's nuclear decommissioning trust funds ("NDTFs") and the NDTF earnings assumed in calculating the charges set forth on the schedule of decommissioning collections, in accordance with this section 2. For purposes of implementing this earnings reconciliation mechanism, the NDTF earnings assumed for each year in calculating the schedule of decommissioning charges are shown on the following table.

Year Ending	After Tax Earnings Assumptions
31-Dec-07	$4,173,000
31-Dec-08	$5,452,000
31-Dec-09	$7,043,000
31-Dec-10	$8,832,000
31-Dec-11	$10,736,000
31-Dec-12	$12,773,000
31-Dec-13	$14,931,000
31-Dec-14	$17,182,000
31-Dec-15	$19,588,000

The schedule of decommissioning charges shall be subject to adjustment for NDTF earnings as follows:

Issued By:	Michael E. Thomas	Effective: January 1, 2007
Vice President and
Chief Financial Officer
Connecticut Yankee Atomic Power Company
Issued On:	August 15, 2006

Connecticut Yankee Atomic Power Company	Original Sheet No. 19B
Rate Schedule FERC No. 10

a.

By no later than April 1 of each calendar year during the period covered by the schedule of charges shown in this Appendix B, starting with April 1, 2008, Connecticut Yankee will provide the Signatories and the Commission Staff with its calculation of (i) actual earnings of NDTF investments during the Reconciliation Period, after taxes and fees; (ii) the difference, if any, between such earnings and the earnings assumption for that Reconciliation Period; and (iii) the adjustment, if any, to be made to prospective decommissioning charges pursuant to section 4(b). For purposes of this section 4, the "Reconciliation Period" shall mean the period from January 1, 2007, through the end of the calendar year prior to the year during which the calculation is made, except that, after each adjustment to decommissioning charges pursuant to section 4(b), the Reconciliation Period shall mean the period from January 1 of the calendar year following the period covered by that adjustment through the end of the calendar year prior to the year during which the calculation is made. Connecticut Yankee shall provide workpapers used to derive its calculations. The Signatories and the Commission Staff shall have ten business days to provide to Connecticut Yankee any objections to Connecticut Yankee's calculation and Connecticut Yankee shall have five business days to respond to any objections raised. Connecticut Yankee and any objecting Signatory or the Commission Staff shall endeavor in good faith to resolve any objection before any adjustment takes effect.

b.

After the end of each calendar year during the period covered by the schedule of charges shown in this Appendix B, starting with April 1, 2008, Connecticut Yankee will calculate the difference between the actual earnings rate achieved by investments of the NDTFs, after taking account of taxes and fees, for the Reconciliation Period, and the applicable earnings assumptions for that Reconciliation Period shown in the above table. If the 14DTF investments achieved actual earnings during that Reconciliation Period, after taxes and fees, that exceed the earnings assumption applicable to that Reconciliation Period by more than $1,000,000.00, then the full amount of such excess of actual earnings over assumed earnings shall be applied to reduce decommissioning charges for the remainder of the period covered by Appendix B, starting with the charge for the May following the Reconciliation Period for which the calculation is made. If the NDTF investments achieved actual earnings during that Reconciliation Period, after taxes and fees, that fall short of the earnings assumption applicable to that Reconciliation Period by more than $1,000,000.00, then the full amount of such shortfall of actual earnings in comparison to assumed earnings shall be recovered through increased decommissioning charges for the remainder of the period covered by the schedule of charges shown in this Appendix B, starting with the charge for the May following the period for which the calculation is made.

Issued By:	Michael E. Thomas	Effective: January 1, 2007
Vice President and
Chief Financial Officer
Connecticut Yankee Atomic Power Company
Issued On:	August 15, 2006

Connecticut Yankee Atomic Power Company	Original Sheet No. 19C
Rate Schedule FERC No. 10

c.

If a prospective adjustment to decommissioning charges is to be made under section 2(b), Connecticut Yankee will make an informational filing with the Commission by May 1 of the year in which the adjustment is to be made, showing the amount of the adjustment and the calculations upon which the adjustment is based. If any Signatory or the Commission Staff objects to Connecticut Yankee's calculation of a prospective adjustment, and the objection is not resolved in accordance with section 4(a), above, it may file a complaint with the Commission under section 206 of the Federal Power Act and Connecticut Yankee agrees that, notwithstanding anything to the contrary in that section, if the complaint is filed within sixty (60) days of Connecticut Yankee's informational filing and the Commission determines that Connecticut Yankee incorrectly calculated the prospective adjustment under the terms of this section, then refunds of any amounts collected pursuant to an adjustment shall be made, with interest calculated in accordance with the Commission's regulations, from the date such adjustment took effect.

Issued By:	Michael E. Thomas	Effective: January 1, 2007
Vice President and
Chief Financial Officer
Connecticut Yankee Atomic Power Company
Issued On:	August 15, 2006

Connecticut Yankee Atomic Power Company	First Revised Sheet No. 14
Rate Schedule FERC No. 11

Appendix B

Schedule of Decommissioning Collections'

(Annual Collections in $000’s)

Year	Amount
2004	16,742
2005	93,002
2006	93,002
2007	37,171
2008	37,171
2009	34,671[2]
2010	39,671[3]
2011	43,421
2012	43,421
2013	43,421
2014	43,421
2015	46,204

1/Payable in equal monthly installments.

2/ If the NRC issues an amendment to Connecticut Yankee's operating license reducing the licensed property to an area necessary to support the independent spent fuel storage facility ("License Termination Amendment") by January 1, 2008, this amount shall be $37,171.

3/ If the NRC issues the License Termination Amendment by January 1, 2009, this amount shall be $42,171.

Issued By:	Michael E. Thomas	Effective: January 1, 2007
Vice President and
Chief Financial Officer
Connecticut Yankee Atomic Power Company
Issued On:	August 15, 2006

Connecticut Yankee Atomic Power Company	First Revised Sheet No. 14A
Rate Schedule FERC No. 11

The decommissioning charges set forth in the table above shall be subject to adjustment as set forth below:

1.

The decommissioning charges set forth in the table above shall be subject to adjustment following the NRC's issuance of a License Termination Amendment, in accordance with an informational filing submitted by Connecticut Yankee in the event that Connecticut Yankee and all Signatories to the settlement agreement approved by the Commission in Docket Nos. ER04-981-000 and EL04-109-000 (not consolidated) agree upon the adjustments. appropriate to reconcile actual and projected costs of completing the decontamination and dismantlement of the Plant, beginning with the charge due for the first month beginning at least 30 days after the submission of the informational filing.

2.

Commencing on January 1, 2007, the decommissioning charges set forth in the table above shall be subject to adjustment for differences, if any, between the actual earnings of investments in Connecticut Yankee's nuclear decommissioning trust funds ("NDTFs") and the NDTF earnings assumed in calculating the charges set forth on the schedule of decommissioning collections, in accordance with this section 2. For purposes of implementing this earnings reconciliation mechanism, the NDTF earnings assumed for each year in calculating the schedule of decommissioning charges are shown on the following table.

Year Ending	After Tax Earnings Assumptions
31-Dec-07	$4,173,000
31-Dec-08	$5,452,000
31-Dec-09	$7,043,000
31-Dec-10	$8,832,000
31-Dec-11	$10,736,000
31-Dec-12	$12,773,000
31-Dec-13	$14,931,000
31-Dec-14	$17,182,000
31-Dec-15	$19,588,000

The schedule of decommissioning charges shall be subject to adjustment for NDTF earnings as follows:

Issued By:	Michael E. Thomas	Effective: January 1, 2007
Vice President and
Chief Financial Officer
Connecticut Yankee Atomic Power Company
Issued On:	August 15, 2006

Connecticut Yankee Atomic Power Company	First Revised Sheet No. 14B
Rate Schedule FERC No. 11

a.

By no later than April 1 of each calendar year during the period covered by the schedule of charges shown in this Appendix B, starting with April 1, 2008, Connecticut Yankee will provide the Signatories and the Commission Staff with its calculation of (i) actual earnings of NDTF investments during the Reconciliation Period, after taxes and fees; (ii) the difference, if any, between such earnings and the earnings assumption for that Reconciliation Period; and (iii) the adjustment, if any, to be made to prospective decommissioning charges pursuant to section 4(b). For purposes of this section 4, the "Reconciliation Period" shall mean the period from January 1, 2007, through the end of the calendar year prior to the year during which the calculation is made, except that, after each adjustment to decommissioning charges pursuant to section 4(b), the Reconciliation Period shall mean the period from January 1 of the calendar year following the period covered by that adjustment through the end of the calendar year prior to the year during which the calculation is made. Connecticut Yankee shall provide workpapers used to derive its calculations. The Signatories and the Commission Staff shall have ten business days to provide to Connecticut Yankee any objections to Connecticut Yankee's calculation and Connecticut Yankee shall have five business days to respond to any objections raised. Connecticut Yankee and any objecting Signatory or the Commission Staff shall endeavor in good faith to resolve any objection before any adjustment takes effect.

b.

After the end of each calendar year during the period covered by the schedule of charges shown in this Appendix B, starting with April 1, 2008, Connecticut Yankee will calculate the difference between the actual earnings rate achieved by investments of the NDTFs, after taking account of taxes and fees, for the Reconciliation Period, and the applicable earnings assumptions for that Reconciliation Period shown in the above table. If the NDTF investments achieved actual earnings during that Reconciliation Period, after taxes and fees, that exceed the earnings assumption applicable to that Reconciliation Period by more than $1,000,000.00, then the full amount of such excess of actual earnings over assumed earnings shall be applied to reduce decommissioning charges for the remainder of the period covered by Appendix B, starting with the charge for the May following the Reconciliation Period for which the calculation is made. If the NDTF investments achieved actual earnings during that Reconciliation Period, after taxes and fees, that fall short of the earnings assumption applicable to that Reconciliation Period by more than $1,000,000.00, then the full amount of such shortfall of actual earnings in comparison to assumed earnings shall be recovered through increased decommissioning charges for the remainder of the period covered by the schedule of charges shown in this Appendix B, starting with the charge for the May following the period for which the calculation is made.

Issued By:	Michael E. Thomas	Effective: January 1, 2007
Vice President and
Chief Financial Officer
Connecticut Yankee Atomic Power Company
Issued On:	August 15, 2006

Connecticut Yankee Atomic Power Company	First Revised Sheet No. 14C
Rate Schedule FERC No. 11

c.

If a prospective adjustment to decommissioning charges is to be made under section 2(b), Connecticut Yankee will make an informational filing with the Commission by May 1 of the year in which the adjustment is to be made, showing the amount of the adjustment and the calculations upon which the adjustment is based. If any Signatory or the Commission Staff objects to Connecticut Yankee's calculation of a prospective adjustment, and the objection is not resolved in accordance with section 4(a), above, it may file a complaint with the Commission under section 206 of the Federal Power Act and Connecticut Yankee agrees that, notwithstanding anything to the contrary in that section, if the complaint is filed within sixty (60) days of Connecticut Yankee's informational filing and the Commission determines that Connecticut Yankee incorrectly calculated the prospective adjustment under the terms of this section, then refunds of any amounts collected pursuant to an adjustment shall be made, with interest calculated in accordance with the Commission's regulations, from the date such adjustment took effect.

Issued By:	Michael E. Thomas	Effective: January 1, 2007
Vice President and
Chief Financial Officer
Connecticut Yankee Atomic Power Company
Issued On:	August 15, 2006